      MORGAN STANLEY INSTITUTIONAL FUND TRUST - CORE FIXED INCOME PORTFOLIO
                          ITEM 77(O) 10F-3 TRANSACTIONS
                        OCTOBER 1, 2007 - MARCH 31, 2008

                                                                      AMOUNT OF     % OF      % OF
                                      OFFERING         TOTAL            SHARES    OFFERING    FUNDS
   SECURITY    PURCHASE/    SIZE OF   PRICE OF       AMOUNT OF        PURCHASED   PURCHASED   TOTAL                      PURCHASED
   PURCHASED   TRADE DATE  OFFERING    SHARES         OFFERING         BY FUND     BY FUND    ASSETS       BROKERS          FROM
------------------------------------------------------------------------------------------------------------------------------------
    Banc of     11/09/07      --       $100.55    $817,600,000.00   1,625,000.00    0.19%      0.51%   Banc of America     Banc of
 America Comm                                                                                         Securities LLC,      America
   Mtg 2007                                                                                          Lehman Brothers,
  5.7451% due                                                                                         Morgan Stanley
   2/10/2051

   AT&T Inc.    12/03/07      --       $99.559   $2,000,000,000.00   $500,000.00    0.02%      0.15%   Goldman, Sachs &   JPMorgan
  6.300% due                                                                                           Co., JPMorgan,    Securities
   1/15/2038                                                                                              Wachovia
                                                                                                         Securities,
                                                                                                        Deutsche Bank
                                                                                                         Securities,
                                                                                                      Lehman Brothers,
                                                                                                        RBS Greenwich
                                                                                                      Capital, Cabrera
                                                                                                      Capital Markets,
                                                                                                       LLC, Mitsubishi
                                                                                                       UFJ Securities,
                                                                                                          CastleOak
                                                                                                         Securities,
                                                                                                        L.P., Morgan
                                                                                                        Stanley, UBS
                                                                                                       Investment Bank

United Health   02/04/08      --      $99.909000 $1,100,000,000.00     330,000      0.03%      2.72%      Banc of         Citigroup
 Group Inc.                                                                                               America
  6.00% due                                                                                              Securities
  2/15/2018                                                                                              LLC, Citi,
                                                                                                         JPMorgan,
                                                                                                          Deutsche
                                                                                                            Bank
                                                                                                        Securities,
                                                                                                            Bear
                                                                                                         Stearns &
                                                                                                         Co. Inc.,
                                                                                                            Loop
                                                                                                          Capital
                                                                                                          Markets,
                                                                                                            LLC,
                                                                                                          Goldman,
                                                                                                          Sachs &
                                                                                                            Co.,
                                                                                                          Merrill
                                                                                                          Lynch &
                                                                                                        Co., Morgan
                                                                                                          Stanley,
                                                                                                           Lehman
                                                                                                         Brothers,
                                                                                                            The
                                                                                                          Williams
                                                                                                          Capital
                                                                                                        Group, L.P.

    Hewlett     02/25/08      --      $99.932000  $750,000,000.00      140,000      0.01%      0.04%      Banc of          Banc of
  Packard Co.                                                                                             America          America
   5.50% due                                                                                             Securities      Securities
   3/1/2018                                                                                              LLC, HSBC,
                                                                                                         JPMorgan,
                                                                                                           Lehman
                                                                                                         Brothers,
                                                                                                            BNP
                                                                                                          PARIBAS,
                                                                                                           Morgan
                                                                                                          Stanley,
                                                                                                           Credit
                                                                                                        Suisse, RBS
                                                                                                         Greenwich
                                                                                                          Capital,
                                                                                                          Deutsche
                                                                                                            Bank
                                                                                                        Securities,
                                                                                                          SOCIETE
                                                                                                         GENERALE,
                                                                                                           Lehman
                                                                                                          Brothers

  Biogen IDEC   02/28/08      --      $99.184000  $550,000,000,00    360,000.00     0.06%      0.12%      Goldman,         Merrill
  Inc. 6.875%                                                                                             Sachs &        Lynch & Co.
 due 3/1/2018                                                                                            Co., Banc
                                                                                                         of America
                                                                                                         Securities
                                                                                                         LLC, Citi,
                                                                                                         JPMorgan,
                                                                                                           Lehman
                                                                                                         Brothers,
                                                                                                          Merrill
                                                                                                          Lynch &
                                                                                                        Co., Morgan
                                                                                                          Stanley,
                                                                                                            UBS
                                                                                                         Investment
                                                                                                            Bank